UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        December 5, 2013
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054
(Address of Principal Executive Offices, including zip code)

        (856) 505-8800
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K foiling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2013, the Board of Directors adopted amendments to the Company's Bylaws. The amendments to the Bylaws require advance notice regarding business to be brought before an annual meeting and director nominations by stockholders (the "Advance Bylaw Provisions"). The amended Bylaws require stockholders to deliver advance written notice not later than 90 days and not earlier than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders, subject to certain exceptions, and set forth various disclosure requirements for such advance written notice to be in proper form. The disclosure requirements are also applicable to business to be brought before a special meeting called at the request of a majority of stockholders. The requirements of the Advance Bylaw Provisions are intended to assure that the Company and its stockholders have a reasonable opportunity to consider nominations or other business proposed to be brought before a meeting of stockholders and to allow for full information to be distributed to stockholders. Accordingly, a notice of a stockholder proposal, submitted outside of Rule 14a-8 under the Securities and Exchange Act, or a stockholder nomination for the 2014 Annual Meeting of Stockholders will be untimely if received by the Company's Secretary before February 26, 2014 or after March 28, 2014. The Bylaw amendments also provide that directors may be elected only at an annual meeting, unless the Board specifically calls a special meeting for that purpose. Stockholders may also continue to recommend director candidates in accordance with the procedures set forth in the Company's most recent proxy statement.

The above description of the amendments is qualified by reference to the Company's Bylaws, as amended, a copy of which is filed as Exhibit 3.2 to this report, and the text of the amended Sections 1.2, 1.10, 1.11 and 2.2, copies of which are filed as Exhibit 3.1 to this report, which Exhibits are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

A list of the Exhibits which are required by Item 601 of Regulation S-K is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   December 9, 2013

Exhibit Index

3.1    Amendments to the Bylaws of inTEST Corporation adopted on December 5, 2013
3.2    Bylaws of inTEST Corporation as amended on December 5, 2013